Engex, Inc.

                              FINANCIAL STATEMENTS
                              and
                              ANNUAL REPORT
                              YEAR ENDED
                              SEPTEMBER 30, 1998

                              ENGEX, INC. is listed on the
                              American Stock Exchange (AMEX)
                              Symbol EGX.

                                                               November 27, 1998

Dear Engex Stockholder,

      We are pleased to submit our annual report for your Fund.

      Our immediate investment philosophy is to continue to invest in emerging growth companies and other undervalued or turnaround situations. We seek opportunities that can appreciate in value and generate capital gains.

      Our long-term goal is to seek majority stakes in new and small companies in order to ultimately permit Engex to deregister as an investment company. While the first step in this Plan, the acquisition of Research Devices, Inc. in 1992, did not meet our original expectations, we will continue to look to acquire one or more growth companies that may eventually permit us to deregister the Fund and thus put Engex in a position to hopefully sell at an attractive multiple of earnings.

      As always, we appreciate the confidence of our loyal stockholders and will continue to work to achieve the results you deserve and that we ourselves as major stockholders would hope to produce.


                                    Sincerely,
                                    J. MORTON DAVIS
                                    Chairman of the Board
                                    President

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Stockholders and
Board of Directors of Engex, Inc.

We have audited the accompanying statements of assets and liabilities of Engex, Inc., including the schedule of portfolio investments, as of September 30, 1998, the related statement of operations, the statements of changes in net assets, and selected per share data and ratios for the year ended September 30, 1998. These financial statements and selected per share data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and selected per share data and ratios based on our audits. The statement of changes in net assets for the year ended September 30, 1997 and selected per share data and ratios for the years ending September 30, 1994 to September 30, 1997 were audited by other auditors whose report, dated October 23, 1997, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.'

In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Engex Inc. at September 30, 1998, and the results of its operations, the changes in its net assets and selected per share data and ratios for the year then ended, presented in conformity with generally accepted accounting principles.

Grant Thornton, LLP
New York, New York
November 6, 1998

                                   ENGEX, INC.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 1998

Assets:
 Investment in securities at fair value (identified cost--$9,042,080) ..   $ 6,919,061
 Receivable from Broker Dealer .........................................       757,510
 Other assets ..........................................................        29,689
                                                                           -----------
    TOTAL ASSETS .......................................................                 $ 7,706,260

Liabilities:
 Accrued expenses ......................................................       128,592
 Current income taxes ..................................................        83,516
                                                                           -----------
    TOTAL LIABILITIES ..................................................                     212,108
                                                                                         -----------
COMMITMENT AND CONTINGENCIES

NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL SHARES ....................                 $ 7,494,152
                                                                                         ===========
NET ASSET VALUE PER SHARE ..............................................                       $7.67
                                                                                               =====
NET ASSETS APPLICABLE TO OUTSTANDING SHARES:

 Common stock--$.10 par value:
  Authorized--2,500,000 shares, Issued--977,223 shares .................                 $    97,722
 Additional paid-in capital ............................................                   9,669,680
 Unrealized depreciation on investments ................................                  (7,492,527)
 Undistributed net realized gain from investment transactions ..........                   3,347,522
 Undistributed net investment income ...................................                   1,871,755
                                                                                         -----------
NET ASSETS .............................................................                 $ 7,494,152
                                                                                         ===========

         The accompanying notes are an integral part of this statement.

                                   ENGEX, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS

September 30, 1998

                                                      Number of
                                                        Shares             Market Value
                                                     -----------    ---------------------------
COMMON STOCK (83.59%):
Biotechnology (53.38%):
 Enzo Biochemical, Inc.* ..........................  487,962 shs.   $  3,415,742
 Interneuron Pharmaceuticals, Inc.* ...............  194,800 shs.        584,400
                                                                    ------------
                                                                                   $  4,000,142
Networking Products (14.39%):
 Cabletron Systems* ...............................   95,864 shs.                     1,078,470

Environmental (12.17%):
 U.S. Home & Garden, Inc.* ........................  194,500 shs.                       911,816

Financial Services (0.93%):
 Southwest Securities* ............................    3,780 shs.                        69,930

Electronics (0.80%)
 Siliconix Inc.* ..................................    4,300 shs.                        59,662

Gaming Industry (0.79%)
 American Vantage Company* ........................   54,000 shs.                        59,076

Manufacturing (0.57%):
 Alyn Corp.* ......................................    9,000 shs.                        42,750

Media and Entertainment (0.56%):
 Avenue Entertainment Group* ......................   16,800 shs.                        42,000
                                                                                   ------------
   TOTAL INVESTMENT IN COMMON
    STOCK (IDENTIFIED COST--$8,230,702) ...........                                   6,263,846

UNITS (8.74%):
 Advanced Aerodynamics & Structures, Inc.* ........  105,800 shs.        641,465
 First South Africa Corp. Units* ..................   11,000 shs.         13,750
                                                                    ------------
   TOTAL UNITS (IDENTIFIED COST--$811,378) ........                                     655,215
                                                                                   ------------
   TOTAL MARKETABLE SECURITIES
    (IDENTIFIED COST--$9,042,080) .................                                   6,919,061
OTHER ASSETS, LESS LIABILITIES (7.67%) ............                                     575,091
                                                                                   ------------
NET INVESTMENT ASSETS (100.00%) ...................                                $  7,494,152
                                                                                   ============

----------
* Nonincome-producing securities

    The accompanying notes should be read in conjunction with this schedule.

                                   ENGEX, INC.

STATEMENT OF OPERATIONS

For The Year Ended September 30, 1998

INVESTMENT (LOSS):
Income:
   Dividends .............................................   $      7,988
   Interest ..............................................            253
                                                             ------------
      Total income .......................................                   $      8,241

Expenses:
   Custodian and transfer fees ...........................         16,149
   Professional fees .....................................         60,383
   Shareholders' reports and printing ....................         20,788
   Directors' fees and expenses ..........................         18,235
   Other taxes ...........................................        238,498
   Insurance .............................................         47,585
   Registration and filing fees ..........................          7,988
   Management fees .......................................        119,151
   Interest Expense ......................................         45,558
   Miscellaneous .........................................          2,964
                                                             ------------
      Total Expenses .....................................                        577,299
                                                                             ------------
INVESTMENT (LOSS) BEFORE (BENEFIT) FOR INCOME TAXES ......                       (569,058)
DEFERRED INCOME TAX (BENEFIT) ............................                       (193,480)
                                                                             ------------
NET INVESTMENT (LOSS) ....................................                       (375,578)
                                                                             ------------
REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS:
Realized gain from security transactions:
   Proceeds from sales ...................................      7,835,529
   Cost of securities sold ...............................      7,047,593
                                                             ------------
                                                                  787,936
Income tax provision .....................................        267,598
                                                             ------------
Net realized gain ........................................                        520,038
Unrealized depreciation on investments:
   Beginning of period ...................................      7,492,725
   End of period .........................................     (2,123,019)
                                                             ------------
                                                               (9,615,744)
Deferred income tax (benefit) ............................     (2,700,860)
                                                             ------------
NET (DECREASE) IN UNREALIZED APPRECIATION ................                     (6,914,884)
                                                                             ------------
NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS ........                     (6,394,846)
                                                                             ------------
NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...                   $ (6,770,424)
                                                                             ============

         The accompanying notes are an integral part of this statement.

                                   ENGEX, INC.

STATEMENTS OF CHANGES IN NET ASSETS

For The Years Ended September 30, 1998 and 1997

                                                                                1998            1997
                                                                            ------------    ------------
From Investment Activities:
   Net investment income (loss) .........................................   $   (375,578)   $  3,856,988
   Net realized gain on securities transactions (on average cost basis
     $1,132,744 and $1,786,543, respectively) ...........................        520,038       1,762,528
   (Decrease) in unrealized appreciation from investment activities .....     (6,914,884)     (6,717,427)
                                                                            ------------    ------------
NET (DECREASE) IN NET ASSETS ............................................     (6,770,424)     (1,097,911)
NET ASSETS--BEGINNING OF PERIOD .........................................     14,264,576      15,362,487
                                                                            ------------    ------------
NET ASSETS--END OF PERIOD (Including undistributed net investment
   income of $1,871,755 and $2,247,333 respectively) ....................   $  7,494,152    $ 14,264,576
                                                                            ============    ============

        The accompanying notes are an integral part of these statements.

                                   ENGEX, INC.

                          NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

      The Fund is registered under the Investment Company Act of 1940, as a nondiversified, closed-end investment company (see Note 7(a)). The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

      (a) SECURITY VALUATION--Investments in securities traded on a national securities exchange are valued at the last reported sales price on September 30, 1998. Securities traded on the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last reported bid price.

            Securities sold, but not yet purchased, represent obligations of the Company to deliver the specified security at the contracted price and thereby create a liability to purchase the security at prevailing future market prices. Accordingly, these transactions result in off-balance sheet risk, as the Company's ultimate obligation to satisfy the sale of securities sold, but not yet purchased, may exceed the amount recognized in the financial statements.

            Investments for which quotations are not readily available are valued at fair value, as determined by the Board of Directors.

      (b) FEDERAL INCOME TAXES--Commencing with the fiscal year ending September 30, 1993, the Fund no longer qualified under Subchapter M of the Internal Revenue Code as a regulated investment company, and, accordingly, is taxed as a regular corporation..

      (c) OTHER--As is common in the industry, security transactions are accounted for on the trade date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

      (d) USE OF ACCOUNTING ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2. Investment Advisor and Transactions with Affiliated Persons

      The Fund has entered into an investment advisory agreement (the "Agreement") with American Investors Advisors, Inc. ("Advisors"), which is wholly owned by an officer of the Fund. Certain officers of Advisors are also officers of the Fund. Under this agreement, Advisors will serve as an investment advisor of the Fund for a fee computed at an annual rate of 1.0% of the Fund's average weekly net assets. For the year ended September 30, 1998, Advisors earned a management fee of $119,151, of which $60,859 was due to Advisors at September 30, 1998 and is included in accrued expenses in the accompanying statement of assets and liabilities.

      For the year ended September 30, 1998, D.H. Blair & Co., Inc. received brokerage commissions of $9,920 on purchases and sales of Fund investments. D.H. Blair & Co., Inc. is wholly owned by children of an officer of the Fund, and sons-in-law of an officer of the Fund. As of September 30, 1998, D.H. Blair & Co., Inc. ceased operations and is no longer a registered broker/dealer.

Note 3. Portfolio Transactions

      The following summarizes the securities transactions by the Fund for the year ended September 30, 1998:

      Purchases ..........................................   $4,065,053
                                                             ==========
      Sales ..............................................   $7,835,529
                                                             ==========
      Net realized gain ..................................   $  520,038
                                                             ==========

      The Fund uses the specific identification method of accounting for the cost of securities sold for both federal income tax and reporting purposes. Therefore, for federal income tax purposes, the identified cost of investments owned at September 30, 1998 and September 30, 1997 was the same as the total cost of investments. Had the average cost basis been used for financial statement purposes, net

                                   ENGEX, INC.

realized gain from securities transactions would have been increased and net unrealized appreciation would have been decreased by $612,706 and $24,015.

Note 4. Income Taxes

      Deferred tax reflects the impact of temporary differences between amount of assets and liabilities recorded for financial reporting purposes and such amounts as measured in accordance with tax laws.

      The Fund provides deferred federal, state and local income taxes on unrealized appreciation on investments, based on the regular corporate tax rates.

      The following is a summary of the components of the Fund's income tax provision (benefit) at September 30, 1998:

      Current:
        Federal ............................    $  72,516
        State and local ....................       11,000
                                                ---------
                                                $  83,516
                                                =========
      Deferred:
        Federal ............................    $(721,827)
        State and local ....................      (42,460)
                                                ---------
        Total Deferred tax asset ...........     (764,287)
                                                ---------
        Less Valuation allowance ...........      764,287
                                                ---------
        Net deferred tax asset .............    $      --
                                                =========

      The valuation allowance has been provided because of the uncertainty that the fund would generate future income to fully realize its deferred tax assets.

      The effective tax rate for the Fund is reconcilable to the federal statutory tax rate, as follows:

      Statutory rate (benefit) .............          (34%)
      State and local income
        taxes--net of federal
        income tax benefit .................           (2%)
                                                      ---
                                                      (36%)
                                                      ===

Note 5. Borrowings

      Loans during the year were made at a negotiated rate between the Fund and the Fund's custodian broker. The interest paid during the year was 6.75% per annum. The maximum loan outstanding and the weighted average amount of loans (computed on a daily basis) during the twelve-month period were $3,114,376 and $770,012, respectively. The loans were collateralized by the Fund's investment portfolio. As of September 30, 1998 the Fund has no outstanding balance due to the Custodian.

Note 6. Fair Value of Financial Instruments

      Fair value estimates are made at a specific point in time, are subjective in nature, and involve uncertainties and matters of significant judgment. Settlement of the Fund's debt obligations at fair value may not be possible and may not be a prudent management decision to enter.

Note 7. Concentrations of Credit Risk

      (a) The Fund presently intends to seek investment opportunities in one or more additional companies in which it would acquire a controlling interest. While any such further acquisitions are likely to bring the Fund closer to its expressed intention of seeking to deregister under the Investment Company Act of 1940, they are likely to require a substantial investment of the Fund's assets, and a further concentration of the Fund's investments in particular companies or industries, which will increase the risk of loss that may be experienced by the Fund from the negative results or financial condition of any particular company and/or industry.

      The Fund has borrowed funds in connection with its investment portfolio, and plans to continue to do so, and to consider various alternative means of doing so which may be available to it. Such borrowings are presently limited by certain asset coverage requirements under the Investment Company Act of 1940. By increasing the amount of such leverage utilized by the Fund, opportunities may be enhanced, but certain risks are created, including a higher volatility of the net asset value of the Fund's common stock and a potentially higher volatility in its market value. When monies are borrowed by the Fund, creditors have a fixed dollar claim on the Fund's assets and income, which is prior to any claims of the stockholders; therefore, any decline in the value of the Fund's assets or the income it receives will cause the net asset value of the Fund's stock and any income available to it to decline more sharply than if there were no such prior claims.

      (b) As of September 30, 1998, all of the Fund's investments in securities were held with one broker, the Fund's custodian.

                                   ENGEX, INC.                        Schedule 1

         SUPPLEMENTARY INFORMATION--SELECTED PER SHARE DATA AND RATIOS

Selected data for each share of Capital Stock outstanding throughout each year:

                                                                        Years Ended September 30,
                                                --------------------------------------------------------------------------
                                                  1998(1)         1997(1)         1996(1)         1995(1)         1994(1)
                                                ----------      ----------      ----------      ----------      ----------
Investment income ............................  $     0.01      $     4.28      $     0.14      $     0.18      $     0.13
                                                ----------      ----------      ----------      ----------      ----------
Expenses:
   Interest ..................................        0.05            0.17            0.21            0.34            0.18
   Other .....................................        0.54            0.31            0.31            0.22            0.40
                                                ----------      ----------      ----------      ----------      ----------
      Total expenses .........................        0.59            0.48            0.52            0.56            0.58
                                                ----------      ----------      ----------      ----------      ----------
Investment income (loss) before (benefit) for
   income taxes ..............................       (0.58)           3.80           (0.38)          (0.38)          (0.45)
                                                ----------      ----------      ----------      ----------      ----------
Deferred and current income tax (benefit) ....       (0.19)          (0.15)          (0.14)          (0.14)          (0.16)
                                                ----------      ----------      ----------      ----------      ----------
Net investment income (loss) .................       (0.39)           3.95           (0.24)          (0.24)          (0.29)
                                                ----------      ----------      ----------      ----------      ----------
Realized and unrealized gain (loss) before
   provision (benefit) for income taxes ......       (9.03)          (4.87)           2.87            5.98           (3.91)
Deferred and current income tax provision
   (benefit) .................................       (2.49)           0.20            1.12            1.98           (1.31)
                                                ----------      ----------      ----------      ----------      ----------
Net realized and unrealized gain (loss) ......       (6.54)          (5.07)           1.75            4.00           (2.60)
                                                ----------      ----------      ----------      ----------      ----------
Net increase (decrease) in net asset value ...       (6.93)          (1.12)           1.51            3.76           (2.89)
Net asset value:
   Beginning of year .........................       14.60           15.72           14.21           10.45           13.34
                                                ----------      ----------      ----------      ----------      ----------
   End of year ...............................  $     7.67      $    14.60      $    15.72      $    14.21      $    10.45
                                                ==========      ==========      ==========      ==========      ==========
Number of shares outstanding at end of year ..     977,223         977,223         977,223         977,223         977,223
                                                ==========      ==========      ==========      ==========      ==========
Ratios:
   Expenses to average net assets ............        5.78%           3.32%           3.32%           4.90%           4.81%
   Net investment increase (loss) to average
    net assets ...............................        2.02%          26.88%          (1.55%)         (2.23%)         (2.40%)
   Portfolio turnover ........................       16.24%          26.48%           4.29%           0.40%           7.56%

----------
(1) During these years, the Fund did not pay dividends from net investment company income or make any distributions of net realized gains from securities transactions.

              The accompanying notes should be read in conjunction
                       with this supplementary schedule.

                                   ENGEX, INC.

ADDITIONAL INFORMATION

      The Fund presently intends to seek investment opportunities in one or more companies in which it would acquire a controlling interest. While any such acquisitions are likely to bring the Fund closer to its expressed intention of seeking to deregister under the Investment Company Act of 1940, they are likely to require a substantial investment of the Fund's assets, and a further concentration of the Fund's investments in particular companies or industries which will increase the risk of loss that may be experienced by the Fund from the negative results or financial condition of any particular company and/or industry.

      The Fund has borrowed funds in connection with its investment portfolio, and plans to continue to do so, and to consider various alternative means of doing so which may be available to it. Such borrowings are presently limited by certain asset coverage requirements under the Investment Company Act of 1940. By increasing the amount of such leverage utilized by the Fund, opportunities may be enhanced, but certain risks are created, including a higher volatility of the net asset value of the Fund's common stock and a potentially higher volatility in its market value. When monies are borrowed by the Fund, creditors have a fixed dollar claim on the Fund's assets and income which is prior to any claims of the stockholders; therefore, any decline in the value of the Fund's assets or the income it receives will cause the net asset value of the Fund's stock and any income available to it to decline more sharply than if there were no such prior claims.

Directors

Jerome Fisch
Judah Feinerman
Leonard Toboroff
J. Morton Davis

Officers

J. Morton Davis, Chairman of the Board and President
David Nachamie, Secretary
Martin Bell, Assistant Secretary
Gilbert Jackson, Treasurer

Custodian

Prudential Securities Inc.
1 NY Plaza, New York, N.Y. 10292

Transfer Agent

Continental Stock Transfer & Trust Co.
2 Broadway, New York, N.Y. 10017
212-509-4000

Independent Accountants

Grant Thornton LLP
7 Hanover Square, New York, NY 10004

ENGEX, Inc.
44 Wall Street
New York, N.Y. 10005
212-495-4200